                                EXHIBIT (8)(g)(1)

                    AMENDMENT NO.7 TO PARTICIPATION AGREEMENT
                                      (MFS)

                       ADDENDUM TO PARTICIPATION AGREEMENT

          Amendment No. 7 to the Amended and Restated Participation Agreement, dated as of July 1, 2001, by and among MFS VARIABLE INSURANCE TRUST, MASSACHUSETTS FINANCIAL SERVICES COMPANY, and TRANSAMERICA LIFE INSURANCE COMPANY (the "Agreement").

          Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                            Effective February 2,2004

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

------------------------------------------------------------------------------------------------------------
Name of Separate Account                                       Share Class
 And Date Established by          Policies Funded              (Initial or              Portfolios
   Board of Directors           by Separate Account           Service Class)       Applicable to Policies
------------------------------------------------------------------------------------------------------------
   Retirement Builder       Transamerica Life Insurance    Initial and Service       MFS Emerging Growth
Variable Annuity Account              Company                                              Series
     March 29, 1996               Policy Form No.                                MFS Investors Growth Stock
                                 AV288 101 985 796                                         Series
                            (including successor forms,                           MFS New Discovery Series
                             addenda and endorsements-                               MFS Research Series
                              may vary by state under                              MFS Total Return Series
                                  marketing names:                                  MFS Utilities Series
                           "Retirement Income Builder II
                               Variable Annuity" and
                             "Portfolio Select Variable
                                     Annuity"
------------------------------------------------------------------------------------------------------------
 Legacy Builder Variable    Transamerica Life Insurance          Initial             MFS Emerging Growth
  Life Separate Account               Company                                               Series
    November 20, 1998             Policy Form No.                                    MFS Research Series
                                  WL851 136 58 699                                 MFS Total Return Series
                             under the marketing name                               MFS Utilities Series
                             "Legacy Builder Plus" and
                                 "Estate Enhancer"
------------------------------------------------------------------------------------------------------------
  Separate Account VA B     Transamerica Life Insurance          Service           MFS Total Return Series
    January 19, 1990                  Company                                     MFS New Discovery Series
                                  Policy Form No.
                                 AV720 101 148 102
                              under the marketing name
                               "Transamerica Landmark
                               Variable Annuity" and
                               "Transamerica Freedom
                                 Variable Annuity"
------------------------------------------------------------------------------------------------------------
  Separate Account VA C     Transamerica Life Insurance          Service           MFS Total Return Series
    February 20, 1997                 Company                                     MFS New Discovery Series
                                  Policy Form No.
                                 AV710 101 147 102
                              under the marketing name
                                "Transamerica EXTRA
                                 Variable Annuity"
------------------------------------------------------------------------------------------------------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
               SUBJECT TO THE PARTICIPATION AGREEMENT continued...

------------------------------------------------------------------------------------------------------------
Name of Separate Account                                       Share Class
 And Date Established by          Policies Funded              (Initial or              Portfolios
   Board of Directors           by Separate Account           Service Class)       Applicable to Policies
------------------------------------------------------------------------------------------------------------
 Separate Account VA D      Transamerica Life Insurance          Service          MFS Total Return Series
   February 20, 1997                  Company                                     MFS New Discovery Series
                                  Policy Form No.
                                AV474 101 122 1099
                              under the marketing name
                           "Transamerica Access Variable
                                     Annuity"
------------------------------------------------------------------------------------------------------------
 Separate Account VA E      Transamerica Life Insurance          Initial               MFS Bond Series
   February 20, 1997                 Company                                      MFS Capital Opportunities
                                  Policy Form No.                                          Series
                                 AV288 101 985 796                               MFS Emerging Growth Series
                            (including successor forms,                          MFS Investors Growth Stock
                            addenda and endorsements-may                                   Series
                                  vary by state)                                  MFS New Discovery Series
                             under the marketing name                                MFS Research Series
                             "Privilege Select Variable                             MFS Utilities Series
                                     Annuity"
------------------------------------------------------------------------------------------------------------
 Separate Account VA F      Transamerica Life Insurance          Service         MFS Emerging Growth Series
      May 15, 2000                   Company                                     MFS Investors Growth Stock
                                  Policy Form No.                                          Series
                                 AV288-101-985-796                                  MFS Utilities Series
                            (including successor forms,
                            addenda and endorsements-may
                                vary state by state)
                             under the marketing name
                              "Premier Asset Builder
                                 Variable Annuity"
------------------------------------------------------------------------------------------------------------
 Separate Account VA I      Transamerica Life Insurance          Service         MFS Investors Growth Stock
      May 15, 2000                   Company                                               Series
                                  Policy Form No.                                    MFS Research Series
                                 AV288-101-985-796                                 MFS Total Return Series
                            (including successor forms,
                            addenda and endorsements-may
                                   vary by state)
                             under the marketing name
                             "Principal-Plus Variable
                                     Annuity"
------------------------------------------------------------------------------------------------------------
 Separate Account VA J      Transamerica Life Insurance          Service         MFS Emerging Growth Series
      May 15, 2000                   Company                                         MFS Research Series
                                  Policy Form No.                                  MFS Total Return Series
                                   AVI 200 1 0100                                   MFS Utilities Series
                            (including successor forms,
                            addenda and endorsements-may
                                   very by state)
                              under the marketing name
                           "Immediate Income Builder II"
------------------------------------------------------------------------------------------------------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
               SUBJECT TO THE PARTICIPATION AGREEMENT continued...

------------------------------------------------------------------------------------------------------------
Name of Separate Account                                       Share Class
 And Date Established by          Policies Funded              (Initial or              Portfolios
   Board of Directors           by Separate Account           Service Class)       Applicable to Policies
------------------------------------------------------------------------------------------------------------
  Separate Account VA K    Transamerica Life Insurance           Service         MFS Emerging Growth Series
      July 10, 2001                  Company                                         MFS Research Series
                                 Policy Form No.                                   MFS Total Return Series
                                AV721 101 149 1001                                   MFS Utilities Series
                             under the marketing name
                           "Retirement Income Builder-
                              BA1 Variable Annuity"
------------------------------------------------------------------------------------------------------------
  Separate Account VA L    Transamerica Life Insurance           Service         MFS Emerging Growth Series
      July 10, 2001                  Company                                       MFS New Discovery Series
                                 Policy Form No.                                     MFS Research Series
                                AV721 101 149 1001                                   MFS Utilities Series
                             under the marketing name
                             "Transamerica Preferred
                           Advantage Variable Annuity"
------------------------------------------------------------------------------------------------------------
PFL Corporate Account      Transamerica Life Insurance     Initial and Service         MFS Bond Series
  One October 10, 1998                Company                                     MFS Capital Opportunities
                                 Policy Form No.                                            Series
                                WL 712 136 84 798                                MFS Emerging Growth Series
                            under the marketing name                             MFS Investors Growth Stock
                                  "Advantage V"                                             Series
                                                                                   MFS New Discovery Series
                                                                                     MFS Research Series
                                                                                     MFS Utilities Series
                                                                                 MFS Investors Trust Series
                                                                                 MFS Mid Cap Growth Series
                                                                                   MFS Total Return Series
                                                                                    MFS High Income Series
                                                                                 MFS Strategic Income Series
                                                                                   MFS Global Equity Series
                                                                                       MFS Value Series

------------------------------------------------------------------------------------------------------------
  Separate Account VA Q    Transamerica Life Insurance           Service               MFS Bond Series
    November 26, 2001                Company                                     MFS Investors Growth Stock
                                 Policy Form No.                                            Series
                                AV864 101 165 103                                  MFS New Discovery Series
                                                                                     MFS Research Series
                                                                                     MFS Utilities Series

------------------------------------------------------------------------------------------------------------
  Separate Account VA R    Transamerica Life Insurance           Service          MFS New Discovery Series
    November 26, 2001                Company                                       MFS Total Return Series
                                 Policy Form No.
                                AV1025 101 178 903
------------------------------------------------------------------------------------------------------------
  Separate Account VA S    Transamerica Life Insurance           Service               MFS Bond Series
    November 26, 2001                Company                                     MFS Investors Growth Stock
                                 Policy Form No.                                            Series
                                AV865 101 167 103                                  MFS Total Return Series
                               under marketing name
                           "Huntington Allstar Select"
------------------------------------------------------------------------------------------------------------

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                       TRANSAMERICA LIFE INSURANCE COMPANY
                       By its authorized officer,


                       By: /s/ John K. Carter
                           -----------------------------------------------------
                       Name: John K. Carter
                       Title: Assistant Secretary


                       MFS VARIABLE INSURANCE TRUST, on behalf of the Portfolios By its authorized officer and not individually,


                       By: /s/ Illegible
                           -----------------------------------------------------
                       Name: Illegible
                       Title: Assistant Secretary


                       MASSACHUSETTS FINANCIAL SERVICES COMPANY
                       By its authorized officer,


                       By: /s/ Illegible
                           -----------------------------------------------------
                       Name: Illegible
                       Title: SVP General Counsel and Secretary